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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                 March 8, 2007


                        Frontier Airlines Holdings, Inc.
             (Exact name of registrant as specified in its charter)

           Delaware                 000-51890               20-4191157
          (State of                (Commission           (I.R.S. Employer
        Incorporation) File Number) Identification No.)


      7001 Tower Road, Denver, Colorado                          80249
   (Address of principal executive offices)                    (Zip Code)

                                  720-374-4200
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01    Other Events.

On March 8, 2007, the board of directors of Frontier Airlines Holdings, Inc. (the "Company") authorized a stock repurchase plan to repurchase up 300,000 shares of the Company's outstanding common stock. The repurchases will be made at management's discretion from time to time in the open market or in privately negotiated transactions in compliance with applicable securities laws and other legal requirements and are subject to market conditions, share price and other factors. A press release relating to the repurchase plan is attached hereto as
Exhibit 99.01.

Item 9.01.   Financial Statements and Exhibits

(d)      Exhibits

         99.01 Press release dated March 14, 2007 entitled "Frontier Announces Stock Repurchase Plan".

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                               FRONTIER AIRLINES HOLDINGS, INC.



Date: March 14, 2007                           By:  /s/ Paul H. Tate
                                                    ----------------------------
                                               Its: CFO